UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   MARCH 11, 2007
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                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


          MARYLAND                       001-13815                95-4582157
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


          3865 W. CHEYENNE AVE.
           NORTH LAS VEGAS, NV                                        89032
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (702) 804-8600
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

         On March 11, 2007, the Compensation Committee of the Board of Directors of Sunterra Corporation (the "Company") approved the award of a cash retention bonus to Derek Kanoa, Senior Vice President of the Company and President of Resort Marketing International, Inc. Under the award, Mr. Kanoa is eligible to receive a total of $300,000, to be paid 20% on March 30, 2007; 10% on the last business day of each of June, September and December 2007; and 50% on March 31, 2008. Mr. Kanoa would not receive these amounts if his employment is terminated for cause, but would receive these amounts, in accordance with the above schedule, in the event that his employment is terminated involuntarily other than for cause.





















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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2007


                                   SUNTERRA CORPORATION

                                   By: /s/ Frederick C. Bauman
                                       ---------------------------------------
                                       Name: Frederick C. Bauman
                                       Title: Vice President, General Counsel
                                              and Secretary



























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